______________________________________________________________________________




                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 15, 1996



                 RENAISSANCE COSMETICS, INC.

   (Exact name of registrant as specified in its charter)


                                 33-87280
State of Delaware                ________                   06-1396287
(State or other            (Commission File Number)       (I.R.S. Employer
 jurisdiction of                                          Identification No.)
 incorporation)




955 Massachusetts Ave., Cambridge, Massachusetts            02139
       (Address of principal executive offices)           (zip code)



Registrant's telephone number, including area code (617) 497-5584


                       Not applicable
(Former name or former address, if changed since last report)




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                                                                     2



Item 5.   OTHER EVENTS.

          On August 15, 1996, the Registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.   EXHIBITS

            Exhibit Number                  DESCRIPTION OF EXHIBIT
        (Referenced to Item 601
          OF REGULATION S-K)

            4.1 Certificate of Designation of Preferences and Rights of Senior Redeemable Preferred Stock, Series B, dated as of August 15, 1996.

            4.2 Certificate of Designation of Preferences and Rights of Senior Redeemable Preferred Stock, Series C, dated as of August 15, 1996.

           10.1 Securities Purchase Agreement, dated as of August 8, 1996, between Registrant and CIBC Wood Gundy Securities Corp.

           10.2 Registration Rights Agreement, dated as of August 15, 1996, between Registrant and CIBC Wood Gundy Securities Corp.

           10.3 Common Stock Registration Rights Agreement, dated as of August 15, 1996, between Registrant and CIBC Wood Gundy Securities Corp.

           10.4 Warrant Agreement, dated as of August 15, 1996, between Registrant and Firstar Trust Company

           99                    Registrant's Press Release, dated as of
                                 August 15, 1996.




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                                                                     3



                         SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  August 15, 1996

                              RENAISSANCE COSMETICS, INC.



                              By:
                                 ------------------------
                                   Name:
                                        -----------------
                                   Title:
                                         ----------------





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                                                                     4



                              EXHIBIT INDEX

                   Pursuant to Item 601 of Regulation S-K
                 EXHIBIT NO.                    DESCRIPTION OF EXHIBIT

         4.1 Certificate of Designation of Preferences and Rights of Senior Redeemable Preferred Stock, Series B, dated as of August 15, 1996.

         4.2 Certificate of Designation of Preferences and Rights of Senior Redeemable Preferred Stock, Series C, dated as of August 15, 1996.

        10.1 Securities Purchase Agreement, dated as of August 8, 1996, between Registrant and CIBC Wood Gundy Securities Corp.

        10.2                          Registration Rights Agreement, dated
                                      as of August 15, 1996, between Registrant and CIBC Wood Gundy Securities Corp.

        10.3 Common Stock Registration Rights Agreement, dated as of August 15, 1996, between Registrant and CIBC Wood Gundy Securities Corp.

        10.4 Warrant Agreement, dated as of August 15, 1996, between Registrant and Firstar Trust Company.

        99                            Registrant's Press Release, dated as of
                                      August 15, 1996.